SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 2-96924

AMANA MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Nicholas F. Kaiser
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number — (360) 734-9900

Date of fiscal year end: May 31, 2012
Date of reporting period: May 31, 2012

1. Report to Shareowners

Amana Mutual Funds Trust

Annual Report

May 31, 2012

1300 North State Street
Bellingham, WA 98225
www.amanafunds.com
888 / 73-AMANA

Performance Summary as of June 30, 2012: (unaudited)

Average Annual Returns (before any taxes paid by shareowners)
	10 years	5 years	3 years	1 year	Expense Ratio¹
Amana Income Fund	9.17%	2.74%	11.77%	-1.76%	1.21%
Amana Growth Fund	10.06%	3.00%	13.94%	2.12%	1.14%
Amana Developing World Fund	n/a	n/a	n/a	-6.29%	1.61%

Morningstar™ Ratings²	Overall	10 Year	5 Year	3 Year	1 Year
Amana Income Fund — "Large Blend" category
Morningstar Rating™	* * * * *	* * * * *	* * * * *	* * *	n/a
% Rank in category	n/a	1	4	84	76
Funds in category	1539	838	1346	1539	1731
Amana Growth Fund — "Large Growth" category
Morningstar Rating™	* * * * *	* * * * *	* * * * *	* * *	n/a
% Rank in category	n/a	1	18	60	38
Funds in category	1510	855	1297	1510	1694
Amana Developing World Fund — "Diversified Emerging Markets" category
Morningstar Rating™	n/a	n/a	n/a	n/a	n/a
% Rank in category	n/a	n/a	n/a	n/a	5
Funds in category	n/a	n/a	n/a	n/a	514

Lipper Quintile Rankings³	10 Year	5 Year	3 Year	1 Year
Amana Income Fund — "Equity Income" category
Quintile Rank	1st	1st	5th	5th
Absolute Rank / Funds in category	3/105	20/214	234/248	251/296
Amana Growth Fund — "Multi-Cap Growth" category
Quintile Rank	1st	2nd	4th	2nd
Absolute Rank / Funds in category	9/245	88/362	297/415	123/504
Amana Developing World Fund — "Emerging Markets" category
Quintile Rank	n/a	n/a	n/a	1st
Absolute Rank / Funds in category	n/a	n/a	n/a	18/482

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end can be obtained by calling toll-free 888-73/AMANA or visiting www.amanafunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any, and do not include the potential deduction of a 2% redemption fee on shares held less than 90 calendar days. Share price, yield, and return will vary, and you may have a gain or loss when you sell your shares. The Amana Funds limit the securities they purchase to those consistent with Islamic principles, which limits opportunities and may increase risk.

Please consider an investment's objectives, risks, charges and expenses carefully before investing. To obtain this and other important information about the Amana Funds in a prospectus or summary prospectus, ask your financial advisor, visit www.amanafunds.com, or call toll free 1-888/73-AMANA. Please read the prospectus or summary prospectus carefully before investing.

The Amana Developing World Fund began operations September 28, 2009.

1 By regulation, expense ratios shown in this table are as of the Funds' most recent prospectus, which is dated September 9, 2011, and incorporate results for the fiscal year ended May 31, 2011. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods. Also by regulation, the performance in this table represents the most recent calendar quarter-end performance rather than performance through the Funds' most recent fiscal period.

2 Source: Morningstar June 30, 2012. Morningstar, Inc. is an independent fund performance monitor. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of performance figures associated with its 3, 5, and 10 year (if applicable) Morningstar Rating metrics.

% Rank in Category: This is a fund's total-return percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

3 Source: Lipper Inc., a Thomson Reuters Company, June 30, 2012. Lipper Inc. is a nationally recognized organization that ranks performance of mutual funds within a universe of funds that have similar investment objectives. Quintile rankings are based on past performance with capital gains and dividends reinvested.

Fellow Shareowners:

Stock markets continued their push and tug during the last year, ending almost unchanged for Amana's fiscal year ended May 31, 2012. Total return for the S&P 500 Index was -0.41% and the Dow Jones Islamic Market US Total Return Index declined -2.37%. Smaller companies and foreign markets suffered, with the Russell 2000 Index down -8.88% and the MSCI Emerging Markets Index off -20.13%. Amana Growth returned -2.84% and Amana Income returned -4.36%. Amana Developing World returned -8.94% for its second full year of operation.

The Amana Funds follow Islamic principles, which preclude most investments in the banking and financial sectors. We favor companies with low debt levels and strong balance sheets, which generally do relatively well in distressed times.

Top Long-Term Results

As experienced investors, we know that gains or losses over a short interval tell an incomplete story compared to performance evaluated over a lengthier time span. That's why the recognition that Amana continues to receive for superlative long-term performance is so important to our shareowners.

As of May 31, 2012, Amana Income and Amana Growth maintained strong performance rankings in their respective mutual fund categories. Amana Income Fund ranks #13 (out of 212 similar funds) in Lipper's Equity Income category for 5-year performance. Amana Growth Fund is #88 (out of 363 funds) in the Multi-Cap Growth category for 5-year performance.

Also as of May 31, 2012, both funds received Morningstar's top "Five Star" Overall Rating for past performance. Morningstar's analysts awarded both Amana Growth and Amana Income "Silver" ratings during the year. These new ratings evaluate mutual funds based on five key pillars, which Morningstar believes indicate funds that are more likely to outperform over the long term on a risk-adjusted basis. Please refer to the preceding page and following page for Amana's June 30 and May 31 longer-term performance data, respectively.

Amana Developing World Fund commenced operations in September 2009, and has not yet established a three-year track record. However, since inception the Fund has avoided much of the volatility associated with its benchmark MSCI Emerging Markets Index.

Going Forward

The U.S. economy continues to wobble: unemployment is stuck at high levels, housing remains weak, and consumption is soft. Easy monetary policies, exports, and government growth so far have kept the economy from falling back into recession. But deeply indebted nations cannot stimulate economies by printing money forever. Slowdowns in Europe and China are eating into the profits of American companies.

The S&P 500 Index is up 93.7% since the market bottom on March 9, 2009, now just 16% below the all-time high of 1565 on October 9, 2007. The strong balance sheets and earnings of American companies of the type favored by Amana's funds indicate excellent equity investment opportunities remain.

Over 100,000 shareowner accounts have in excess of $3.5 billion invested in Amana funds

(graphic omitted)

Market volatility in the last year has whipsawed investors, decreasing stock trading volumes. Hundreds of billions of dollars have been yanked from long-term equity mutual funds since the bull market began three years ago. We are pleased to note that Amana's fund assets have grown dramatically in this period, and that the overall expense ratio of Amana Growth dropped again, to 1.13% for the fiscal year.

We continue to enhance our ability to serve shareowners. This year Saturna Capital, adviser to the Amana Funds, won several awards from the Mutual Fund Education Alliance for its excellent communications, educational materials, and community service. Well-informed investors make the best shareowners, and we are dedicated to ensuring you receive timely, useful information to help make sound decisions.

Amana Mutual Funds embody basic principles of Islamic finance: good governance, transparency, fairness, and risk-sharing. Saturna Capital staff work from offices in Bellingham, Chicago, Reno, and Kuala Lumpur, Malaysia to better serve you. Our experienced board members reside across North America. For more information, please visit www.amanafunds.com or call 1-888/73-AMANA.

Respectfully,

(graphic omitted)

Nicholas Kaiser,
President & Portfolio Manager

(graphic omitted)

Talat Othman,
Independent Board Chairman

Performance Summary as of May 31, 2012: (unaudited)

As of May 31, 2012, the U.S. mutual fund rating service, Morningstar™, honored Amana by awarding both Amana Income and Amana Growth their highest rating: * * * * * Overall. The strong performance history of both Funds is also illustrated in their high "% Rank in category" standings. Here are the details1:

Morningstar™ Ratings	Overall	10 Year	5 Year	3 Year	1 Year
Amana Income Fund — "Large Blend" category
Morningstar Rating™	* * * * *	* * * * *	* * * * *	* * *	n/a
% Rank in category	n/a	1	3	74	58
Funds in category	1,537	836	1,346	1,537	1,734
Amana Growth Fund — "Large Growth" category
Morningstar Rating™	* * * * *	* * * * *	* * * * *	* * *	n/a
% Rank in category	n/a	1	17	65	51
Funds in category	1,520	854	1,311	1,520	1,699
Amana Developing World Fund — "Diversified Emerging Markets" category
Morningstar Rating™	n/a	n/a	n/a	n/a	n/a
% Rank in category	n/a	n/a	n/a	n/a	3
Funds in category	n/a	n/a	n/a	n/a	511

Amana also garnered high marks with Lipper Inc. (A Thomson Reuters Company)2:

Lipper Quintile Rankings	10 Year	5 Year	3 Year	1 Year
Amana Income Fund — "Equity Income" category
Quintile Rank	1st	1st	5th	4th
Absolute Rank / Funds in category	3/105	13/212	224/247	204/293
Amana Growth Fund — "Multi-Cap Growth" category
Quintile Rank	1st	2nd	4th	2nd
Absolute Rank / Funds in category	12/243	88/363	316/415	162/500
Amana Developing World Fund — "Emerging Markets" category
Quintile Rank	n/a	n/a	n/a	1st
Absolute Rank / Funds in category	n/a	n/a	n/a	13/550

Performance data quoted above represents past performance and is no guarantee of future results.

The Amana Developing World Fund began operations September 28, 2009.

1 Source: Morningstar May 31, 2012. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return™ measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating™ for a fund is derived from a weighted average of performance figures associated with its 3, 5, and 10 year (if applicable) Morningstar Rating™ metrics.

% Rank in Category: This is the fund's total-return percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

2 Source: Lipper Inc., a Thomson Reuters Company, May 31, 2012. Lipper Inc. is a nationally recognized organization that ranks performance of mutual funds within a universe of funds that have similar investment objectives. Quintile rankings are based on past performance with capital gains and dividends reinvested.

4   |   Annual Report   May 31, 2012

Amana Income Fund: Performance Summary (unaudited)

Average Annual Returns as of May 31, 2012

	10 years	5 years	1 year	Expense Ratio¹
Amana Income Fund	8.39%	2.07%	-4.36%	1.21%
S&P 500 Index	4.13%	-0.92%	-0.41%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other operational costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May 31, 2002, to an identical amount invested in the S&P 500 Index, a broad-based stock market index. The graph shows that an investment in the Fund would have risen to $22,381 versus $14,997 in the S&P 500 Index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares, nor do they reflect the potential deduction of a 2% redemption fee on shares held less than 90 calendar days.

[1] By regulation, the expense ratio shown in this table is as of the Fund's most recent prospectus, which is dated September 9, 2011, and incorporates results for the fiscal year ended May 31, 2011. The ratio presented in this table differs from the expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objectives of the Income Fund are current income and preservation of capital, consistent with Islamic principles; current income is its primary objective.

Top Ten Holdings		Industry Allocation
Issue	% of Fund Assets
Nike	2.6%
Intel	2.4%
Colgate-Palmolive	2.3%
Microsoft	2.3%
W.W. Grainger	2.3%
Canadian National Railway	2.2%
Eli Lilly	2.2%
Illinois Tool Works	2.2%
Exxon Mobil	2.1%
PepsiCo	2.1%
Industry weightings are shown as a percentage of net assets.

Annual Report   May 31, 2012   |   5

Amana Income Fund: Discussion of Fund Performance

Fiscal Year 2012

For the fiscal year ended May 31, 2012, the Amana Income Fund returned -4.36% (versus +25.97% the year before). The Fund ranked in the 58th percentile of the 1,734 funds of its Morningstar "Large Blend" Category peer group. The broad S&P 500 Index returned a relatively flat -0.41%.

Amana Income Fund paid two qualified income dividends totaling 49¢ per share during the year, up 11% from the previous year. Careful attention to expenses brought the Fund's gross expense ratio down from 1.21% to 1.20%. Consistent with declines at most U.S. long-term equity funds, net investor outflows during the year resulted in Fund total net assets declining 7.36% during fiscal 2012.

For the ten years ended May 31, 2012, the Fund provided an annualized total return of 8.39%. This placed the Fund in the top 1% of the 836 funds of its Morningstar Category peer group.

Factors Affecting Past Performance

During the year, the markets declined sharply to October, rallied in response to monetary stimulus through March, but then declined again as the economic outlook did not improve. The Income Fund follows a conservative investing strategy that has served investors well over the years, buying only dividend-paying equity securities, primarily of financially strong companies. We do hold varying levels of cash, which has protected us in down periods. But a relatively high cash position in the winter rally hurt this year's performance.

Our portfolio of well-established equities has more than 5% in each of the industries Medical, Food Production, Diversified Operations, Computers, Energy, and Chemicals. Weak sectors included Energy and Mining, where we eliminated positions in BHP Billiton, Energen, Rio Tinto, and Arch Coal. Our focus on low-debt companies makes it hard to own utilities, and this year we sold positions in E.ON, NextEra Energy, and Sempra Energy. Our five largest individual security holdings — Nike, Intel, Colgate-Palmolive, Microsoft, and W. W. Grainger — boosted our results with an average 23% return. We bought our first Islamic sukuk, a 4-year sovereign issue of Malaysia.

Looking Forward

Interest-rate cuts by central banks underscore the risks to the world economy as the euro area's fiscal crisis deepens, employment gains falter, and Asian expansion slows. Financial institutions are cutting global growth estimates for the year, as indicators of economic activity — investment, employment, and manufacturing — have deteriorated. Growth in emerging markets will decline to the 5% to 7% range, while the developed world will be closer to 1% to 2%.

Europe, with 11.1% unemployment, will continue in a mild double-dip recession. We do not foresee a major disaster. Rather, we foresee fitful progress toward banking and budgetary unification that will eventually bring stability. We expect the dollar to continue to gain against the euro, but eventually policy makers will get in front of their crisis.

In the United States, markets usually rise prior to presidential elections — no doubt stimulated by the continuous political hype. The Federal Reserve, which has already reduced interest rates to the floor, will once again resort to some form of bond market purchases to help fight unemployment. Business simply hopes for clear direction to the economy from the November elections, be it Democratic "raise taxes and spend more" or Republican "cut taxes and spend less." The massive deficits of the last several years have failed to skyrocket the economy as predicted by John Maynard Keynes, so our problems are deeper and structural. Reasonable solutions to our unfunded entitlements and poor education results exist, but seem impossible to implement. Gradually raising the retirement age, and with it related senior benefits such as Medicare, could easily reverse the threatening downward spiral.

Amana Income Fund selects its portfolio from financially strong, Islamically acceptable, dividend-paying securities judged likely to appreciate. Many of our securities regularly increase their dividend payout rates, to the point where the portfolio has a portfolio yield over 3% (before operating expenses). We look for above-average earnings growth in our businesses to improve both the Fund's dividend and price growth long-term.

6   |   Annual Report   May 31, 2012

Amana Income Fund: Schedule of Investments

Common Stocks — 88.7%	Symbol	Number of Shares	Cost	Market Value	Percentage of Assets
Aerospace
United Technologies	UTX	250,000	$14,326,611	$18,527,500	1.4%

Automotive
Genuine Parts	GPC	400,000	15,835,680	25,200,000	2.0%

Chemicals
Air Products & Chemicals	APD	250,000	16,422,819	19,760,000	1.5%
BASF ADS	BASFY	140,000	5,118,606	9,778,720	0.8%
E.I. du Pont de Nemours	DD	400,000	17,038,300	19,304,000	1.5%
Methanex	MEOH	300,000	5,849,587	8,391,000	0.6%
Praxair	PX	220,000	16,103,769	23,372,800	1.8%
RPM International	RPM	180,000	3,642,493	4,744,800	0.4%
			64,175,574	85,351,320	6.6%

Computers
Intel	INTC	1,200,000	21,854,225	31,008,000	2.4%
Microchip Technology	MCHP	600,000	17,526,721	18,612,000	1.4%
Microsoft	MSFT	1,000,000	24,161,315	29,190,000	2.3%
Taiwan Semiconductor ADS	TSM	1,500,000	16,043,323	20,595,000	1.6%
			79,585,584	99,405,000	7.7%

Cosmetics & Toiletries
Procter & Gamble	PG	400,000	23,489,880	24,916,000	1.9%

Diversified Operations
3M	MMM	260,000	19,087,243	21,946,600	1.7%
Carlisle	CSL	490,000	15,157,306	25,470,200	2.0%
Honeywell International	HON	450,000	20,022,265	25,047,000	1.9%
Johnson Controls	JCI	600,000	17,273,567	18,084,000	1.4%
PPG Industries	PPG	200,000	13,211,578	20,688,000	1.6%
			84,751,959	111,235,800	8.6%

Energy
Cenovus Energy	CVE	400,000	10,078,223	12,572,000	1.0%
ConocoPhillips	COP	330,000	13,482,952	17,212,800	1.3%
EnCana	ECA	500,000	14,406,364	9,945,000	0.8%
Exxon Mobil	XOM	350,000	23,656,109	27,520,500	2.1%
Phillips 66	PSX	165,000	4,203,783	4,954,950	0.4%
Total ADR	TOT	375,000	20,975,783	16,151,250	1.2%
			86,803,214	88,356,500	6.8%

Financial
Dun & Bradstreet	DNB	200,000	15,599,260	13,514,000	1.1%

Food Production
General Mills	GIS	600,000	19,156,589	22,968,000	1.8%
JM Smucker	SJM	250,000	13,340,013	19,140,000	1.5%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

Annual Report   May 31, 2012   |   7

Amana Income Fund: Schedule of Investments

Common Stocks — 88.7%	Symbol	Number of Shares	Cost	Market Value	Percentage of Assets
Food Production (continued)
Kellogg	K	550,000	$27,488,698	$26,829,000	2.0%
McCormick & Co	MKC	300,000	14,110,805	16,908,000	1.3%
PepsiCo	PEP	400,000	25,131,621	27,140,000	2.1%
Unilever ADS	UL	325,000	8,850,327	10,263,500	0.8%
			108,078,053	123,248,500	9.5%

Industrial Automation/Robotics
Rockwell Automation	ROK	325,000	15,208,967	23,565,750	1.8%

Instruments - Control
Parker Hannifin	PH	275,000	12,527,667	22,478,500	1.7%

Machinery
Emerson Electric	EMR	450,000	20,934,219	21,046,500	1.6%
W.W. Grainger	GWW	150,000	14,706,937	29,047,500	2.3%
			35,641,156	50,094,000	3.9%

Medical
Abbott Laboratories	ABT	350,000	17,540,980	21,626,500	1.7%
AstraZeneca ADS	AZN	320,000	13,975,286	12,931,200	1.0%
Becton, Dickinson & Co.	BDX	210,000	15,293,814	15,357,300	1.2%
Bristol-Myers Squibb	BMY	800,000	19,124,096	26,672,000	2.1%
Eli Lilly	LLY	700,000	26,962,537	28,665,000	2.2%
GlaxoSmithKline ADR	GSK	600,000	23,543,156	26,466,000	2.0%
Johnson & Johnson	JNJ	310,000	19,094,962	19,353,300	1.5%
Novartis ADR	NVS	450,000	22,518,080	23,413,500	1.8%
Pfizer	PFE	1,200,000	22,076,629	26,244,000	2.0%
			180,129,540	200,728,800	15.5%

Metal Ores
Freeport-McMoRan Copper & Gold	FCX	550,000	19,275,646	17,622,000	1.4%

Paper & Paper Products
Kimberly-Clark	KMB	300,000	19,381,392	23,805,000	1.8%

Publishing
Pearson ADS	PSO	300,000	4,106,896	5,313,000	0.4%

Shoes & Related Apparel
Nike	NKE	310,000	18,670,511	33,535,800	2.6%

Soap & Cleaning Preparants
Colgate-Palmolive	CL	300,000	21,167,901	29,490,000	2.3%

Steel
Nucor	NUE	200,000	9,270,293	7,152,000	0.5%
Tenaris ADR	TS	110,000	3,439,736	3,429,800	0.3%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

8   |   Annual Report   May 31, 2012

Amana Income Fund: Schedule of Investments

Common Stocks — 88.7%	Symbol	Number of Shares	Cost	Market Value	Percentage of Assets
Steel (continued)
United States Steel	X	250,000	$9,928,676	$5,075,000	0.4%
			22,638,705	15,656,800	1.2%

Telecommunications
Chunghwa Telecom ADR	CHT	555,154	12,749,783	16,565,795	1.3%
Telus	TU	100,000	4,478,065	5,669,000	0.4%
Vodafone Group ADS	VOD	250,000	6,685,242	6,697,500	0.5%
			23,913,090	28,932,295	2.2%

Tools
Illinois Tool Works	ITW	500,000	23,226,178	28,075,000	2.2%
Regal-Beloit	RBC	100,000	4,068,804	6,029,000	0.4%
Stanley Black & Decker	SWK	100,000	6,793,209	6,625,000	0.5%
			34,088,191	40,729,000	3.1%

Transportation
Canadian National Railway	CNI	350,000	16,700,299	28,679,000	2.2%
United Parcel Service	UPS	300,000	19,152,084	22,482,000	1.7%
			35,852,383	51,161,000	3.9%

Utilities
E.ON ADR	EONGY	206,139	7,552,389	3,764,614	0.3%
Enersis ADS	ENI	200,000	4,040,000	3,440,000	0.2%
National Fuel Gas	NFG	170,000	7,593,521	7,349,100	0.6%
Telstra ADR	TLSYY	150,000	2,505,532	2,583,000	0.2%
			21,691,442	17,136,714	1.3%

Total Equities			$956,939,302	$1,150,003,279	88.7%

Halal Income — 0.4%	Coupon / Maturity		Face Amount	Market Value	Percentage of Assets
Sukuk
1Malaysia Sukuk	3.928% due 06/04/2015		$5,000,000	$5,284,175	0.4%
Total Halal Income		Cost = $5,521,559	$5,000,000	$5,284,175	0.4%

Total investments		Cost = $962,190,861		1,155,287,454	89.1%
Other assets (net of liabilities)				141,710,628	10.9%
Total net assets				$1,296,998,082	100.0%
ADS: American Depositary Share ADR: American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Annual Report   May 31, 2012   |   9

Amana Income Fund

Statement of Assets and Liabilities
As of May 31, 2012

Assets
Investments in securities, at value (Cost $962,190,861)	$1,155,287,454
Cash	141,385,397
Dividends and Income	4,548,073
Receivable for Fund shares sold	614,557
Insurance reserve premium	2,529
Total assets		1,301,838,010
Liabilities
Payable for Fund shares redeemed	2,585,863
Distributions payable	1,071,062
Payable to affiliates	1,037,991
Accrued distribution fee	75,366
Accrued expenses	69,646
Total liabilities		4,839,928
Net Assets		$1,296,998,082

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$1,103,130,800
Undistributed net investment income	513,981
Undistributed net realized gain	256,708
Unrealized net appreciation on investments	193,096,593
Net assets applicable to Fund shares outstanding		$1,296,998,082

Fund shares outstanding		40,823,181

Net asset value, offering and redemption price per share		$31.77

Statement of Operations
Year ended May 31, 2012

Investment income
Dividends (net of foreign taxes of $1,130,099)	$35,841,247
Halal income	113,095
Miscellaneous income	1,140
Gross investment income		35,955,482
Expenses
Investment adviser fees	11,405,262
Distribution fees	3,301,754
Shareowner servicing fees	671,024
Printing and postage	169,536
Trustee fees	70,019
Professional fees	63,677
Custodian fees	59,561
Filing and registration fees	41,527
Chief Compliance Officer expenses	38,847
Retirement plan custodial fees	31,505
Other expenses	27,724
Total gross expenses	15,880,436
Less custodian fee credits	(59,561)
Net expenses		15,820,875
Net investment income		$20,134,607

Net realized gain from investments and foreign currency		$20,114,750
Net decrease in unrealized appreciation on investments and foreign currency		(102,621,387)
Net loss on investments		$(82,506,637)

Net decrease in net assets resulting from operations		$(62,372,030)

The accompanying notes are an integral part of these financial statements.

10   |   Annual Report   May 31, 2012

Amana Income Fund

Statements of Changes in Net Assets	Year ended May 31, 2012	Year ended May 31, 2011
Increase (decrease) in net assets from operations:
From operations
Net investment income	$20,134,607	$17,825,516
Net realized gain (loss) on investments	20,114,750	(4,531,096)
Net increase (decrease) in unrealized appreciation	(102,621,387)	264,288,017
Net increase (decrease) in net assets	(62,372,030)	277,582,437
Distributions to shareholders from
Net investment income	(20,092,368)	(17,684,121)
Capital gains distribution	(6,754,395)	-
Total distributions	(26,846,763)	(17,684,121)
Capital share transactions
Proceeds from sales of shares	330,549,840	374,079,765
Value of shares issued in reinvestment of dividends	24,871,290	16,831,244
Early redemption fees retained	282,713	146,255
Cost of shares redeemed	(369,483,490)	(318,813,044)
Net increase (decrease) in net assets	(13,779,647)	72,244,220
Total increase (decrease) in net assets	(102,998,440)	332,142,536

Net assets
Beginning of year	1,399,996,522	1,067,853,986
End of year	1,296,998,082	1,399,996,522

Undistributed net investment income	$513,981	$477,306

Shares of the Fund sold and redeemed
Number of shares sold	10,349,669	12,091,156
Number of shares issued in reinvestment of dividends	783,176	511,170
Number of shares redeemed	(11,597,833)	(10,462,605)
Net increase (decrease) in number of shares outstanding	(464,988)	2,139,721

Financial Highlights	For year ended May 31,
Selected data per share of outstanding capital stock throughout each year:	2012	2011	2010	2009	2008
Net asset value at beginning of year	$33.91	$27.28	$24.27	$31.49	$30.99
Income from investment operations
Net investment income	0.49	0.44	0.35	0.34[1]	0.22[1]
Net gains (losses) on securities (both realized and unrealized)	(1.98)	6.63	3.01	(7.28)	0.89
Total from investment operations	(1.49)	7.07	3.36	(6.94)	1.11
Less distributions
Dividends (from net investment income)	(0.49)	(0.44)	(0.35)	(0.28)	(0.18)
Distributions (from capital gains)	(0.17)	-	-	(0.01)	(0.43)
Total distributions	(0.66)	(0.44)	(0.35)	(0.29)	(0.61)
Paid-in capital from early redemption fees	0.01	0.00[2]	0.00[2]	0.01	0.00[2]

Net asset value at end of year	$31.77	$33.91	$27.28	$24.27	$31.49

Total Return	(4.36)%	25.97%	13.80%	(22.01)%	3.61%

Ratios / supplemental data
Net assets ($000), end of year	$1,296,998	$1,399,997	$1,067,854	$691,412	$493,916
Ratio of expenses to average net assets
Before custodian fee credits	1.20%	1.21%	1.26%	1.33%	1.33%
After custodian fee credits	1.20%	1.20%	1.25%	1.32%	1.32%
Ratio of net investment income after custodian fee credits to average net assets	1.52%	1.47%	1.33%	1.39%	0.71%
Portfolio turnover rate	3%	3%	5%	6%	2%
[1] Calculated using average shares outstanding	[2] Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.

Annual Report   May 31, 2012   |   11

Amana Growth Fund: Performance Summary (unaudited)

Average Annual Returns as of May 31, 2012

	10 Years	5 Years	1 Year	Expense Ratio[1]
Amana Growth Fund	8.75%	2.40%	-2.84%	1.14%
S&P 500 Index	4.13%	-0.92%	-0.41%	n/a
Russell 2000 Index	5.97%	-0.73%	-8.88%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other operational costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May 31, 2002 to an identical amount invested in the S&P 500 Index and the Russell 2000 Index, broad-based stock market indices. The graph shows that an investment in the Fund would have risen to $23,129 versus $14,997 in the S&P 500 Index and $15,649 in the Russell 2000 Index. The Fund is replacing the Russell 2000 Index with the S&P 500 Index used in these comparisons to better reflect the makeup of its portfolio.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares, nor do they reflect the potential deduction of a 2% redemption fee on shares held less than 90 calendar days.

[1] By regulation, the expense ratio shown in this table is as of the Fund's most recent prospectus, which is dated September 9, 2011, and incorporates results for the fiscal year ended May 31, 2011. The ratio presented in this table differs from the expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The primary objective of the Growth Fund is long-term capital growth consistent with Islamic principles.

Top Ten Holdings		Industry Allocation
Issue	% of Fund Assets
Apple	5.3%
Monster Beverage	2.8%
Amazon.com	2.3%
TJX Companies	2.3%
Intuit	2.3%
Humana	2.3%
Google	2.3%
International Business Machines	2.2%
Qualcomm	2.1%
Amgen	2.1%
Industry weightings are shown as a percentage of net assets.

12   |   Annual Report   May 31, 2012

Amana Growth Fund: Discussion of Fund Performance

Fiscal Year 2012

For the year ended May 31, 2012, Amana Growth Fund's total return was -2.84% (versus +23.10% the year before). The Fund ranked in the 51st percentile of the 1,699 funds of its Morningstar "Large Growth" Category peer group. The broad-based S&P 500 Index returned a relatively flat -0.41%. The small-cap Russell 2000 Index declined -8.88%.

While income is not an investment objective, the Fund again paid a small (1¢ per share) income dividend. Drawn by the Fund's favorable long-term performance record, investors purchased 29,911,567 new shares, closely balanced by 28,027,658 in shares redeemed. Fund net assets were almost unchanged at $2.2 billion. The net expense ratio of Amana Growth dropped again, to 1.13% for the fiscal year.

For the ten years ended May 31, 2012, the Fund provided an annualized total return of 8.75%. This placed the Fund in top 1% of the 854 funds of its Morningstar Category peer group.

Factors Affecting Past Performance

During the year, the markets declined sharply to October, rallied in response to monetary stimulus through March, but then declined again as the economic outlook did not improve.

Amana Growth's portfolio is weighted towards technology. Computer companies mostly performed well, led by the 66% gain in our largest individual issue: Apple. Other computer companies each comprising 2% or more of the portfolio — IBM, Intel, and Intuit — also performed well. Medical companies, where R&D is a big part of the business, are our second largest industry and performed reasonably well as medical expenditures continued to rise. Retailing is our third largest industry, where TJX provided the best return at 62%. Our position in Potash Corp. of Saskatchewan, after climbing 16% to a high of $59.08 during the fiscal period, dropped 33% to $39.53 by the end of the fiscal year as fertilizer stockpiled. In electronics, Infosys dropped 30% as the global slowdown reigned-in outsourcing.

Looking Forward

Interest rate cuts by central banks underscore the risks to the world economy as the euro area's fiscal crisis deepens, employment gains falter, and Asian expansion slows. Financial institutions are cutting global growth estimates for the year, as indicators of economic activity — investment, employment, and manufacturing — have deteriorated. Growth in emerging markets will decline to the 5% to 7% range, while the developed world will be closer to 1% to 2%. In a permanent shift, economic activity is moving from Western countries to opportunities in the developing world.

Europe, with 11.1% unemployment, will continue in a mild double-dip recession. We do not foresee a major disaster. Rather, we foresee fitful progress toward banking and budgetary unification that will eventually bring stability. We expect the dollar to continue to gain against the euro, but eventually policy makers will get in front of their crisis.

Annual Report   May 31, 2012   |   13

Amana Growth Fund: Schedule of Investments

Common Stocks	Symbol	Number of Shares	Cost	Market Value	Percentage of Assets
Aerospace
Crane	CR	300,000	$10,212,899	$11,367,000	0.5%

Automotive
Gentex	GNTX	700,000	14,110,974	15,610,000	0.7%
Genuine Parts	GPC	125,000	5,729,519	7,875,000	0.4%
			19,840,493	23,485,000	1.1%

Building
Fastenal	FAST	800,000	20,471,439	35,384,000	1.6%
Lowe's	LOW	900,000	21,982,605	24,048,000	1.1%
			42,454,044	59,432,000	2.7%

Business Services
Convergys[1]	CVG	730,000	11,075,321	10,183,500	0.5%
Gartner[1]	IT	300,000	8,580,119	12,204,000	0.5%
			19,655,440	22,387,500	1.0%

Chemicals
Potash Corp. of Saskatchewan	POT	900,000	20,854,762	35,577,000	1.6%

Computers
Adobe Systems[1]	ADBE	1,300,000	40,019,763	40,365,000	1.8%
Akamai Technologies[1]	AKAM	1,000,000	21,444,890	29,340,000	1.3%
Apple[1]	AAPL	200,000	12,024,718	115,546,000	5.3%
Cisco Systems	CSCO	2,000,000	39,273,610	32,660,000	1.5%
F5 Networks[1]	FFIV	50,000	6,757,725	5,174,000	0.2%
Hewlett-Packard	HPQ	1,000,000	38,127,844	22,680,000	1.0%
Infosys ADR	INFY	750,000	36,523,550	31,575,000	1.4%
Intel	INTC	1,700,000	33,143,860	43,928,000	2.0%
International Business Machines	IBM	250,000	26,711,857	48,225,000	2.2%
Intuit[1]	INTU	900,000	27,960,568	50,607,000	2.3%
Oracle	ORCL	1,500,000	33,704,630	39,705,000	1.8%
SanDisk[1]	SNDK	370,000	15,992,445	12,099,000	0.6%
SAP ADS	SAP	600,000	34,841,094	34,392,000	1.6%
Taiwan Semiconductor ADS	TSM	1,243,297	12,977,323	17,070,468	0.8%
Xilinx	XLNX	600,000	14,947,540	19,182,000	0.9%
			394,451,417	542,548,468	24.7%

Cosmetics & Toiletries
Estee Lauder	EL	640,000	26,422,283	34,656,000	1.6%

Electronics
Agilent Technologies	A	900,000	22,797,417	36,594,000	1.7%
ASML Holding NV	ASML	600,000	24,756,360	27,486,000	1.2%
EMCOR	EME	700,000	14,885,660	19,145,000	0.9%
Qualcomm	QCOM	800,000	30,482,851	45,848,000	2.1%
Trimble Navigation[1]	TRMB	800,000	18,062,314	37,732,000	1.7%
			110,984,602	166,805,000	7.6%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

14   |   Annual Report   May 31, 2012

Amana Growth Fund: Schedule of Investments

Common Stocks	Symbol	Number of Shares	Cost	Market Value	Percentage of Assets
Energy
Cenovus Energy	CVE	600,000	$15,281,153	$18,858,000	0.8%
EnCana	ECA	400,000	9,640,384	7,956,000	0.4%
Suncor Energy	SU	700,000	25,488,281	18,893,000	0.9%
			50,409,818	45,707,000	2.1%

Food Production
Danone ADS	DANOY	410,674	6,533,458	5,256,627	0.2%
Monster Beverage[1]	HANS	850,000	14,373,051	61,710,000	2.8%
PepsiCo	PEP	600,000	36,524,584	40,710,000	1.9%
			57,431,093	107,676,627	4.9%

Medical
Amgen	AMGN	650,000	37,029,166	45,188,000	2.1%
Celgene[1]	CELG	100,000	7,547,036	6,825,000	0.3%
Dentsply International	XRAY	700,000	22,388,875	25,900,000	1.2%
Eli Lilly	LLY	650,000	23,224,550	26,617,500	1.2%
Express Scripts[1]	ESRX	650,000	22,597,762	33,923,500	1.5%
Humana	HUM	650,000	24,303,411	49,653,500	2.3%
Johnson & Johnson	JNJ	600,000	36,611,701	37,458,000	1.7%
Novartis ADR	NVS	650,000	30,201,783	33,819,500	1.5%
Novo Nordisk ADS	NVO	220,000	10,428,308	29,433,800	1.4%
Stryker	SYK	300,000	15,657,168	15,435,000	0.7%
VCA Antech[1]	WOOF	700,000	20,080,202	15,078,000	0.7%
Zimmer	ZMH	225,000	14,203,045	13,646,250	0.6%
			264,273,007	332,978,050	15.2%

Metal Ores
Anglo American ADR	AAUKY	1,400,000	19,999,821	21,252,000	1.0%
Barrick Gold	ABX	400,000	19,597,495	15,624,000	0.7%
			39,597,316	36,876,000	1.7%

Office Equipment
Canon ADS	CAJ	600,000	25,251,687	23,958,000	1.1%
Staples	SPLS	600,000	12,405,650	7,884,000	0.3%
			37,657,337	31,842,000	1.4%

Publishing
John Wiley & Sons	JW/A	100,000	3,474,490	4,550,000	0.2%

Retail
Amazon.com[1]	AMZN	240,000	23,814,207	51,098,400	2.3%
Bed Bath & Beyond[1]	BBBY	250,000	9,734,534	18,062,500	0.8%
Best Buy	BBY	800,000	33,456,947	14,976,000	0.7%
Google[1]	GOOG	85,000	38,721,713	49,373,100	2.3%
PetSmart	PETM	700,000	19,711,334	45,108,000	2.1%
TJX Companies	TJX	1,200,000	25,691,300	50,952,000	2.3%
Urban Outfitters[1]	URBN	337,747	12,444,742	9,446,783	0.4%
			163,574,777	239,016,783	10.9%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

Annual Report   May 31, 2012   |   15

Amana Growth Fund: Schedule of Investments

Common Stocks	Symbol	Number of Shares	Cost	Market Value	Percentage of Assets
Soap & Cleaning Preparants
Church & Dwight	CHD	800,000	$31,059,800	$42,592,000	1.9%
Clorox	CLX	475,000	28,611,552	32,680,000	1.5%
			59,671,352	75,272,000	3.4%

Telecommunications
America Movil ADS	AMX	1,100,000	22,050,821	25,916,000	1.2%
Harris	HRS	700,000	25,887,425	27,846,000	1.3%
Rogers Communications	RCI	130,000	4,684,845	4,460,300	0.2%
			52,623,091	58,222,300	2.7%

Tools
Lincoln Electric Holdings	LECO	500,000	13,126,984	23,790,000	1.1%
Regal-Beloit	RBC	300,000	17,345,995	18,087,000	0.8%
			30,472,979	41,877,000	1.9%

Toys/Games
JAKKS Pacific	JAKK	200,000	2,559,408	3,698,000	0.1%
Mattel	MAT	200,000	5,478,474	6,226,000	0.3%
			8,037,882	9,924,000	0.4%

Transportation
LAN Airlines ADS	LFL	689,762	10,527,808	17,299,231	0.8%
Norfolk Southern	NSC	500,000	26,797,903	32,760,000	1.5%
Union Pacific	UNP	276,327	30,102,567	30,782,828	1.4%
United Parcel Service	UPS	500,000	33,511,923	37,470,000	1.7%
			100,940,201	118,312,059	5.4%

Total investments			$1,513,039,283	1,998,511,787	91.0%
Other assets (net of liabilities)				196,713,054	9.0%
Total net assets				$2,195,224,841	100.0%
[1] Non-income producing security ADS: American Depositary Share ADR: American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

16   |   Annual Report   May 31, 2012

Amana Growth Fund

Statement of Assets and Liabilities
As of May 31, 2012

Assets
Investments in securities, at value (Cost $1,513,039,283)	$1,998,511,787
Cash	194,778,786
Dividends	4,326,485
Receivable for Fund shares sold	1,020,448
Total assets		2,198,637,506
Liabilities
Payable for Fund shares redeemed	1,605,477
Payable to affiliates	1,591,111
Accrued distribution fee	127,455
Accrued expenses	88,622
Total liabilities		3,412,665
Net assets		$2,195,224,841

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$1,712,271,560
Undistributed net investment income	3,955,646
Accumulated net realized loss	(6,474,869)
Unrealized net appreciation on investments and foreign currency	485,472,504
Net assets applicable to Fund shares outstanding		$2,195,224,841

Fund shares outstanding		86,709,657

Net asset value, offering, and redemption price per share		$25.32

Statement of Operations
Year ended May 31, 2012

Investment income
Dividends (net of foreign taxes of $1,402,804)	$28,627,916
Miscellaneous income	1,110
Gross investment income		28,629,026
Expenses
Investment adviser fees	16,722,820
Distribution fees	5,278,008
Shareowner servicing fees	1,137,088
Printing and postage	263,454
Trustee fees	110,896
Professional fees	108,184
Custodian fees	93,621
Chief Compliance Officer expenses	59,322
Filing and registration fees	55,568
Retirement plan custodial fees	45,160
Other expenses	43,141
Total gross expenses	23,917,262
Less custodian fee credits	(93,621)
Net expenses		23,823,641
Net investment income		$4,805,385

Net realized gain from investments and foreign currency		$11,441,005
Net decrease in unrealized appreciation on investments and foreign currency		(80,462,682)
Net loss on investments		$(69,021,677)

Net decrease in net assets resulting from operations		$(64,216,292)

The accompanying notes are an integral part of these financial statements.

Annual Report   May 31, 2012   |   17

Amana Growth Fund

Statements of Changes in Net Assets	Year ended May 31, 2012	Year ended May 31, 2011
Increase (decrease) in net assets from operations:
From operations
Net investment income (loss)	$4,805,385	$1,297,886
Net realized gain (loss) on investments	11,441,005	(4,811,788)
Net increase (decrease) in unrealized appreciation	(80,462,682)	379,893,332
Net increase (decrease) in net assets	(64,216,292)	376,379,430
Distributions to shareholders from
Net investment income	(863,127)	(1,286,896)
Total distributions	(863,127)	(1,286,896)
Capital share transactions
Proceeds from sales of shares	739,420,771	732,043,119
Value of shares issued in reinvestment of dividends	825,728	1,225,870
Early redemption fees retained	345,468	280,638
Cost of shares redeemed	(690,556,071)	(494,860,324)
Net increase in net assets	50,035,896	238,689,303
Total increase (decrease) in net assets	(15,043,523)	613,781,837

Net assets
Beginning of year	2,210,268,364	1,596,486,527
End of year	2,195,224,841	2,210,268,364

Undistributed net investment income	$3,955,646	$15,788

Shares of the Fund sold and redeemed
Number of shares sold	29,911,567	30,361,617
Number of shares issued in reinvestment of dividends	34,065	47,898
Number of shares redeemed	(28,027,658)	(20,948,656)
Net increase in number of shares outstanding	1,917,974	9,460,859

Financial Highlights	For year ended May 31,
Selected data per share of outstanding capital stock throughout each year:	2012	2011	2010	2009	2008
Net asset value at beginning of year	$26.07	$21.19	$17.69	$23.26	$22.80
Income from investment operations
Net investment income (loss)	0.06	0.02	(0.01)	(0.02)	(0.09)
Net gains (losses) on securities (both realized and unrealized)	(0.80)	4.88	3.51	(5.48)	0.75
Total from investment operations	(0.74)	4.90	3.50	(5.50)	0.66
Less distributions
Dividends (from net investment income)	(0.01)	(0.02)	-	-	-
Distributions (from capital gains)	-	-	-	(0.07)	(0.20)
Total distributions	(0.01)	(0.02)	-	(0.07)	(0.20)
Paid-in capital from early redemption fees	0.00[1]	0.00[1]	0.00[1]	0.00[1]	0.00[1]

Net asset value at end of year	$25.32	$26.07	$21.19	$17.69	$23.26

Total return	(2.84)%	23.10%	19.79%	(23.63)%	2.91%

Ratios / supplemental data
Net assets ($000), end of year	$2,195,225	$2,210,268	$1,596,487	$1,046,881	$758,498
Ratio of expenses to average net assets
Before custodian fee credits	1.13%	1.14%	1.21%	1.31%	1.31%
After custodian fee credits	1.13%	1.14%	1.20%	1.30%	1.29%
Ratio of net investment income (loss) after custodian fee credits to average net assets	0.23%	0.07%	(0.05)%	(0.16)%	(0.39)%
Portfolio turnover rate	12%	5%	5%	6%	7%
[1] Amount is less than $0.01

The accompanying notes are an integral part of these financial statements.

18   |   Annual Report   May 31, 2012

Amana Developing World Fund: Performance Summary (unaudited)

Average Annual Returns as of May 31, 2012

	10 Year	5 Year	1 Year	Expense Ratio[1]
Amana Developing World Fund	n/a	n/a	-8.94%	1.61%
MSCI Emerging Markets Index	12.59%	0.26%	-20.13%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the fund will (1) be actively managed, (2) have an objective other than mirroring the index, such as limiting risk, (3) bear transaction and other operational costs, (4) stand ready to buy and sell its securities to shareowners on a daily basis, and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on September 28, 2009 to an identical amount invested in the MSCI Emerging Markets Index, a broad-based international equity index. The graph shows that an investment in the Fund would have declined to $9,908 versus $9,971 in the MSCI Emerging Markets Index.
Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares, nor do they reflect the potential deduction of a 2% redemption fee on shares held less than 90 calendar days.

[1] By regulation, the expense ratio shown in this table is as of the Fund's most recent prospectus, which is dated September 9, 2011, and incorporates results for the fiscal year ended May 31, 2011. The ratio presented in this table differs from the expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The primary objective of the Developing World Fund is long-term capital growth consistent with Islamic principles.

Top Ten Holdings		Industry Allocation
Issue	% of Fund Assets
VF Corp.	2.3%
KPJ Healthcare	2.3%
Mead Johnson Nutrition — A	2.0%
LAN Airlines ADS	1.9%
IOI	1.9%
Infosys ADR	1.9%
Clicks Group	1.8%
Telekomunikasi Indonesia ADS	1.8%
Danone ADS	1.8%
Alamos Gold	1.8%
Industry weightings are shown as a percentage of total net assets.

Annual Report   May 31, 2012   |   19

Amana Developing World Fund: Discussion of Fund Performance

Fiscal Year 2012

For the fiscal year ended May 31, 2012, the Amana Developing World Fund returned -8.94% (versus +7.09% the year before). This annual return compared favorably with that of its Morningstar "Diversified Emerging Markets" Category peer group, which returned -20.45% during the same period. The Fund ranked in the top 3% of the 511 funds in its Morningstar Category peer group for the year. The annual return also compared favorably with the MSCI Emerging Markets Index, which returned -20.13% for the fiscal year.

For the almost three years from the Fund's inception on September 28, 2009 to May 31, 2012, the Fund provided an annualized total return of -0.35% versus a 2.48% annualized return for the MSCI Emerging Markets Index. Looking at monthly returns over the same time frame, the Fund outperformed the MSCI Emerging Markets Index in 17, and its Morningstar Category peer group in 18, of the 32 full months in this period.

Investor inflows during the year resulted in Fund shares outstanding rising 25.3% and total net assets rising 14.1% during fiscal 2012.

Factors Affecting Past Performance

2012 was another volatile year for the world's emerging stock markets. Deteriorating eurozone creditworthiness and declining commodity prices kept global interest rates exceptionally low, as central banks sought to stimulate economic growth with expansive monetary policies.

Amana Developing World Fund seeks to profit from long-term growth in financially sound companies that are based or have significant exposure to rapidly developing countries. Investment decisions are made in accordance with Islamic principles. The Fund diversifies its investments across the countries of the developing world, industries, and companies, and generally follows a value investment style.

More than 5% of the portfolio is invested in the countries of South Africa, Brazil, Indonesia and China. More than 5% of the portfolio is in each of the industries Medical, Mining, Telecommunications, and Energy. In the mining industry, which often makes up a significant portion of developing world portfolios, we had success with gold producers but poor results from copper mines as world prices declined. Especially weak in the Energy sector was Petroleo Brasileiro, which has encountered difficulty ramping up production from its vast oil reserves. A success was our largest individual holding, VF Corp, up 45%. VF Corp manufactures a broad range of apparel, primarily sourced from the developing world. Our second largest holding, KPJ Healthcare of Malaysia, was up 40%.

During 2012, the Fund's conservative approach to emerging market investing meant that it kept an unusually high proportion of its assets in cash. More than any other factor, this explains the top performance record for the year. Our diversified portfolio is adding new investments as our analysts research and identify more quality, Islamically acceptable companies. Dynamic developing world markets mean some businesses falter while others prosper, and we expect the Developing World's portfolio turnover ratio to generally be higher than those of other Amana mutual funds.

Looking Forward

China is the largest "emerging market" economy, and it will continue to expand at a rate of 5% to 7% annually. Authorities are reducing interest rates to counter appropriate weakness in the exuberant local real estate markets and softening exports to Europe. While China's economy is running at a strong pace, there is pressure for the world's second largest economy to slow further. Now in the deepest slump since the 2008 global financial crisis, the relative slowing is hurting Chinese demand for foreign raw materials, goods, and services.

The case for investing in the Amana Developing World Fund is based on economic growth rates in countries like China, Indonesia, and Brazil that consistently outstrip the politically paralyzed economic systems of Europe and the United States. The world economic balance is changing, with one consultant illustrating that the center of world economic activity has moved from the north Atlantic to central Asia in just 70 years. For example, auto sales have fallen 17.4% in industrialized countries since 2005. Major western auto companies continue with inefficient plants and labor practices, while selling marques like Hispano, Volvo, Jaguar, and Range Rover to stronger competitors in China and India. Including China, emerging markets passed industrialized countries in 2010 for the first time in the number of cars and light trucks sold.

Economic growth in the developing world will continue to be supported by governments with more flexibility than their OECD counterparts. Most of the 34 countries of the Organisation for Economic Co-operation and Development, because of their high living standards, are regarded as developed countries.

We recommend that U.S.-based mutual fund investors look beyond short-term volatility, and continue to diversify their assets into the developing world. Good values abound today, exemplified by the current 10.9 P/E ratio for the component stocks of the MSCI Emerging Markets Index versus the 13.2 P/E ratio for the stocks of the S&P 500 Index.

20   |   Annual Report   May 31, 2012

Amana Developing World Fund: Schedule of Investments

Common Stocks	Symbol	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets
Agricultural Operations
IOI	IOI MK	210,000	$360,857	$347,049	Malaysia	1.9%

Automotive
Ford Otomotiv Sanayi	FROTO TI	30,000	273,576	260,291	Turkey	1.5%

Building
PT Semen Gresik	SMGR IJ	200,000	176,538	231,867	Indonesia	1.3%

Computers
Infosys ADR	INFY	8,000	425,120	336,800	India	1.9%

Energy
China Petroleum and Chemical ADR	SNP	800	69,678	71,408	China	0.4%
CNOOC ADR	CEO	1,500	271,050	269,025	China	1.5%
Pacific Rubiales	PRE CN	8,000	241,327	209,827	Colombia[2]	1.2%
Petroleo Brasileiro ADR	PBR	8,000	256,986	156,480	Brazil	0.8%
Sasol ADS	SSL	6,500	316,702	276,120	South Africa	1.5%
			1,155,743	982,860		5.4%

Fertilizers
Quimica y Minera Chile ADS	SQM	6,000	333,494	311,820	Chile	1.7%

Food Items Wholesale
Mead Johnson Nutrition — A	MJN	4,500	259,886	363,330	Global[3]	2.0%

Food Production
Danone ADS	DANOY	25,000	324,890	320,000	France	1.8%
M. Dias Branco	MDIA3 BZ	10,000	269,280	275,132	Brazil	1.5%
			594,170	595,132		3.3%

Internet Content
Baidu.com ADR[4]	BIDU	2,000	110,606	235,540	China[2]	1.3%

Machinery
Nidec ADR	NJ	4,692	97,921	95,482	China[2]	0.5%

Medical
Aspen Pharmacare Holdings	APN SJ	20,000	286,396	274,830	South Africa	1.5%
Bangkok Dusit Medical Services	BGH/R TB	100,000	280,338	280,958	Thailand	1.6%
Dr. Reddy's Laboratories ADR	RDY	10,000	289,500	294,300	India	1.6%
Kalbe Farma	KLBF IJ	700,000	287,372	287,778	Indonesia	1.6%
KPJ Healthcare	KPJ MK	220,000	270,186	406,743	Malaysia	2.3%
Mindray Medical International	MR	8,000	258,743	241,520	China[2]	1.3%
Richter Gedeon	RICHT HB	1,000	199,260	146,270	Hungary	0.8%
			1,871,795	1,932,399		10.7%

Metal Ores
Alamos Gold	AGI CN	17,500	270,269	316,503	Mexico[2]	1.8%
Anglo American ADR	AAUKY	15,000	311,710	227,700	South Africa[2]	1.2%
Freeport-McMoRan Copper & Gold	FCX	4,000	221,385	128,160	Indonesia[2]	0.7%
Gold Fields ADR	GFI	16,000	195,493	212,000	South Africa	1.2%

Continued on next page.

The accompanying notes are an integral part of these financial statements.

Annual Report   May 31, 2012   |   21

Amana Developing World Fund: Schedule of Investments

Common Stocks	Symbol	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets
Metal Ores (Continued)
Impala Platinum ADS	IMPUY	16,000	$343,235	$245,600	South Africa	1.3%
Southern Copper	SCCO	10,042	343,505	285,695	Peru[2]	1.6%
Tenaris ADR	TS	7,000	282,964	218,260	Argentina[2]	1.2%
Vale ADR	VALE	12,500	341,208	228,875	Brazil	1.3%
			2,309,769	1,862,793		10.3%

Retail
Clicks Group	CLS SJ	60,000	355,423	329,291	South Africa	1.8%
MercadoLibre	MELI	3,200	193,362	224,768	Brazil[2]	1.3%
			548,785	554,059		3.1%

Soap & Cleaning Preparants
Colgate-Palmolive	CL	3,200	253,275	314,560	Global[3]	1.8%

Telecommunications
America Movil ADS	AMX	13,000	329,525	306,280	Mexico	1.7%
Millicom International Cellular	MIC SS	2,500	220,520	214,188	Global[3]	1.2%
MTN Group	MTN SJ	16,000	259,470	251,740	South Africa	1.4%
Telecomunicacoes de Sao Paulo ADR	VIV	8,000	209,602	188,960	Brazil	1.0%
Telekomunikasi Indonesia ADS	TLK	10,000	346,255	325,600	Indonesia	1.8%
			1,365,372	1,286,768		7.1%

Textiles
VF Corp	VFC	3,000	310,438	423,120	United States	2.3%

Transportation
Companhia de Concessoes Rodoviarias	CCRO3 BZ	32,000	192,106	244,817	Brazil	1.4%
LAN Airlines ADS	LFL	14,000	272,949	351,120	Chile	1.9%
			465,055	595,937		3.3%

Utilities
Companhia Paranaense de Energia-Copel	ELP	5,000	90,684	101,600	Brazil	0.6%
Enersis ADS	ENI	10,000	215,250	172,000	Chile	0.9%
Turk Telekomunikasyon	TTKOM TI	30,000	157,548	102,740	Turkey	0.6%
			463,482	376,340		2.1%

Total investments			$11,375,882	11,106,147		61.5%
Other assets (net of liabilities)				6,966,961		38.5%
Total assets				$18,073,108		100%
[1] Country of domicile unless otherwise indicated
[2] Denotes country or region of primary exposure
[3] Denotes a worldwide presence, comprising an entity with exposure to many regions and countries.
[4] Non-income producing security

ADS: American Depositary Share
ADR: American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

22   |   Annual Report   May 31, 2012

Amana Developing World Fund

Statement of Assets and Liabilities
As of May 31, 2012

Assets
Investments in securities, at value (Cost $11,375,882)	$11,106,147
Cash	7,446,432
Dividends	27,239
Receivable for Fund shares sold	1,269
Total assets		18,581,087
Liabilities
Payable for securities purchased	475,332
Payable to affiliates	19,782
Accrued expenses	8,067
Payable for Fund shares redeemed	3,748
Accrued distribution fee	1,050
Total liabilities		507,979
Net assets		$18,073,108

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$18,791,531
Accumulated net investment loss	(2,907)
Accumulated net realized loss	(451,765)
Unrealized net depreciation on investments	(263,751)
Net assets applicable to Fund shares outstanding		$18,073,108

Fund shares outstanding		1,824,940

Net asset value, offering, and redemption price per share		$9.90

Statement of Operations
Year ended May 31, 2012

Investment income
Dividends (net of foreign taxes of $24,448)	$254,208
Miscellaneous income	5
Gross investment income		254,213
Expenses
Investment adviser fees	160,150
Distribution fees	42,145
Shareowner servicing fees	27,565
Filing and registration fees	22,948
Retirement plan custodial fees	7,514
Professional fees	5,492
Printing and postage	4,463
Custodian fees	3,971
Trustee fees	866
Other expenses	384
Chief Compliance Officer expenses	383
Total gross expenses	275,881
Less custodian fee credits	(3,971)
Net expenses		271,910
Net investment loss		$(17,697)

Net realized loss from investments and foreign currency		$(344,199)
Net decrease in unrealized appreciation on investments and foreign currency		(1,222,032)
Net loss on investments		$(1,566,231)

Net decrease in net assets resulting from operations		$(1,583,928)

Countries (unaudited)

The accompanying notes are an integral part of these financial statements.

Annual Report   May 31, 2012   |   23

Amana Developing World Fund

Statements of Changes in Net Assets	Year ended May 31, 2012	Year ended May 31, 2011
Increase (decrease) in net assets from operations:
From operations
Net investment loss	$(17,697)	$(80,827)
Net realized loss on investments	(344,199)	(110,812)
Net increase (decrease) in unrealized appreciation	(1,222,032)	965,037
Net increase (decrease) in net assets	(1,583,928)	773,398
Distributions to shareholders from
Net investment income	(12,737)	-
Capital share transactions
Proceeds from sales of shares	6,811,087	8,924,610
Value of shares issued in reinvestment of dividends	12,663	-
Early redemption fees retained	3,948	2,611
Cost of shares redeemed	(2,996,458)	(2,957,735)
Net increase in net assets	3,831,240	5,969,486
Total increase in net assets	2,234,575	6,742,884

Net assets
Beginning of year	15,838,533	9,095,649
End of year	18,073,108	15,838,533

Accumulated investment loss	$(2,907)	$ -

Shares of the Fund sold and redeemed
Number of shares sold	656,980	836,970
Number of shares issued in reinvestment of dividends	1,261	-
Number of shares redeemed	(289,358)	(276,108)
Net increase in number of shares outstanding	368,883	560,862

Financial Highlights	Year ended May 31,	Year ended May 31,	Period ended May 31,
Selected data per share of outstanding capital stock throughout each year:	2012	2011	2010
Net asset value at beginning of year	$10.88	$10.16	$10.00
Income from investment operations
Net investment loss	(0.01)	(0.06)	(0.05)
Net gains (losses) on securities (both realized and unrealized)	(0.96)	0.78	0.21
Total from investment operations	(0.97)	0.72	0.16
Less Distributions
Dividends	(0.01)	-	-
Total Distributions	(0.01)	-	-
Paid-in capital from early redemption fees	0.00[1]	0.00[1]	0.00[1]

Net asset value at end of year	$9.90	$10.88	$10.16

Total return	(8.94)%	7.09%	1.60%

Ratios / supplemental data
Net assets ($000), end of year	$18,073	$15,839	$9,096
Ratio of expenses to average net assets
Before custodian fee credits	1.63%	1.61%	1.59%[2]
After custodian fee credits	1.61%	1.60%	1.58%[2]
Ratio of net investment loss after custodian fee credits to average net assets	(0.10)%	(0.63)%	(1.14)%[2]
Portfolio turnover rate	12%	2%	5%
[1]Amount is less than $0.01	[2]Since inception date 9/28/09, annualized

The accompanying notes are an integral part of these financial statements.

24   |   Annual Report   May 31, 2012

Notes To Financial Statements

Note 1 — Organization

Amana Mutual Funds Trust (the "Trust") was established under Indiana law as a Business Trust on July 26, 1984. The Trust is registered as a no-load, open-end, diversified series management investment company under the Investment Company Act of 1940, as amended. The Trust restricts its investments to those acceptable to Muslims by investing in accordance with Islamic principles. Three portfolio series have been created. The Income Fund was first authorized to sell shares of beneficial interest to the public on June 23, 1986. The investment objectives of the Income Fund are current income and preservation of capital, consistent with Islamic principles. Current income is its primary objective. The Growth Fund began operations on February 3, 1994. The investment objective of the Growth Fund is long-term capital growth, consistent with Islamic principles. The Developing World Fund began operations on September 28, 2009. The investment objective of the Developing World Fund is long-term capital growth, consistent with Islamic principles.

Note 2 — Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:

Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at latest bid price.

Foreign markets may close before the time as of which the Funds' share prices are determined. Because of this, events occurring after the close and before the determination of the Funds' share prices may have a material effect on the values of some or all of the Funds' foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-U.S. securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:
Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Share valuation:

The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds' shares are not priced or traded on days the NYSE is closed. The NAV is the offering and redemption price per share.

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Funds are intended for long-term investment and do not permit rapid trading of their shares. To discourage speculation, shares held less than ninety calendar days, including those held in omnibus accounts at intermediaries, may be assessed a 2% early redemption fee (payable to the Fund) when redeemed. These fees are deducted from the redemption proceeds otherwise payable to the shareowner and retained by the Funds as paid-in capital and included in the daily NAV calculation. The Funds cannot always identify all intermediaries, or detect or prevent trading that violates the Frequent Trading Policy through intermediaries or omnibus accounts.

Fair value measurements:

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 — Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Annual Report   May 31, 2012   |   25

Notes To Financial Statements (continued)

Share Valuation Inputs as of May 31, 2012
Funds	Total	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Income Fund
Common Stocks	$1,150,003,279	$1,150,003,279	$-	$-
Halal Income	$5,284,175	$-	$5,284,175	$-
Total Assets	$1,155,287,454	$1,150,003,279	$5,284,175	$-

Growth Fund
Common Stocks	$1,998,511,787	$1,998,511,787	$-	$-
Total Assets	$1,998,511,787	$1,998,511,787	$-	$-

Developing World Fund
Common Stocks	$11,106,147	$6,926,123	$4,180,024	$-
Total Assets	$11,106,147	$6,926,123	$4,180,024	$-
During the year ended May 31, 2012, no Fund had transfers between Level 1 and Level 2.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The table above is a summary of the inputs used as of May 31, 2012, in valuing the Funds' investments carried at value.

New accounting pronouncement:

In May 2011, FASB issued ASU No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements" in GAAP and the International Financial Reporting Standards ("IFRSs"). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

Derivative instruments and hedging activities:

The Funds have adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

During the year ended May 31, 2012, the Funds did not hold any derivative instruments.

Investment concentration:

The fundamental policies of the Funds prohibit earning interest, in accordance with Islamic principles. Consequently, cash is held in non-interest-bearing deposits with the Funds' custodian or other banks. "Other assets (net of liabilities)" in the Funds' Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification ("ASC") 825, "Financial Instruments," identifies these items as a concentration of credit risk, requiring disclosure regardless of the degree of risk. The risk is managed by careful financial analysis and review of the custodian's operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:

The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009 — 2011), or expected to be taken in the Funds' 2012 tax returns. The Funds identify their major tax jurisdiction as U.S. federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV. These reclassifications were due to over-distribution and a net investment loss.

Reclassified Components	Income Fund	Growth Fund	Developing World Fund
Undistributed net income	$(5,564)	$(2,400)	$27,527
Accumulated gains (losses)	$5,564	$2,400	$4,989
Paid in capital	$-	$-	$(32,516)

Distributions to shareowners:

Dividends from equity securities and distributions to shareowners, which are determined in accordance with income tax regulations,

26   |   Annual Report   May 31, 2012

Notes To Financial Statements (continued)

are recorded as income on the ex-dividend date. Expenses incurred by the Trust on behalf of the Funds (e.g., professional fees) are allocated to the Funds on the basis of relative daily average net assets. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

Dividends and distributions are payable at the end of December and May. As a result of their investment strategies, the Growth and Developing World Funds do not expect to pay income dividends. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take dividends in cash.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Other:

The Funds record security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

Note 3 — Transactions with Affiliated Persons

Under a contract approved annually by Amana's independent trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative and facilities required to conduct Trust business. For such services, each Fund pays an advisory fee of 0.95% on the first $500 million of a fund's average daily net assets, 0.85% on the next $500 million, 0.75% on the next $500 million, and 0.65% on assets over $1.5 billion. For the year ended May 31, 2012, the Income Fund, Growth Fund, and Developing World Fund paid advisory fee expenses of $11,405,262; $16,722,820; and $160,150; respectively. Certain officers and one trustee of Amana are also officers and directors of the investment adviser.

Saturna Capital also acts as transfer agent for the Trust, for which it was paid $671,024; $1,137,088; and $27,565 for the Income, Growth, and Developing World Funds, respectively, for the year ended May 31, 2012.

Saturna Brokerage Services, Inc. ("SBS"), a subsidiary of Saturna Capital, is registered as a broker-dealer and acts as distributor. The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The plan provides that the Funds will pay a fee to SBS at an annual rate of up to 0.25% of the average net assets of the Funds. The fee is paid to SBS as reimbursement for expenses incurred for distribution-related activity. For the year ended May 31, 2012, Income Fund, Growth Fund and Developing World Fund paid $3,301,754; $5,278,008; and $42,145 respectively, to SBS.

For the year ended May 31, 2012, Saturna Capital spent $5,136,730 from additional resources of its own, and not part of the 12b-1 expense of the Funds, to compensate broker-dealers or other financial intermediaries, or their affiliates, in connection with the sale, distribution, retention, and/or servicing of Fund shares. To the extent that these resources are derived from advisory fees paid by the Funds, these payments could be considered "revenue sharing." Any such payments will not change the net asset value or the price of a Fund's shares.

SBS is the primary broker used to effect portfolio transactions for the Trust and currently executes portfolio transactions for the Trust for free (no commissions). Should any change occur in this policy, shareowners would be notified. Transactions effected through other brokers may be subject to a commission payable to that broker.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as a retirement plan custodian for Fund shareowners. For the year ended May 31, 2012, the Income Fund, Growth Fund, and Developing World Fund incurred retirement plan custodial fees of $31,505; $45,160; and $7,514; respectively.

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. Also a director and the chairman of Saturna Capital, he is not compensated by the Trust. For the year ended May 31, 2012, the Trust incurred $105,000 in Independent Trustee compensation.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who is partially compensated by the Trust. For the year ended May 31, 2012, the Income Fund, Growth Fund, and Developing World Fund incurred $38,847; $59,322; and $383; respectively, of expenses for the Chief Compliance Officer.

On May 31, 2012, the trustees, officers, and their affiliates as a group owned 0.18% of the Income Fund's, 0.09% of the Growth Fund's, and 5.12% of the Developing World Fund's outstanding shares.

Note 4 — Distributions to Shareowners

The tax characteristics of distributions paid for the fiscal years ended May 31, 2012, and 2011 were as follows (note: short-term capital gains are considered ordinary income for federal tax purposes):

Income Fund	2012	2011
Ordinary income	$20,092,368	$17,684,121
Long-term capital gain[1]	$6,754,395	$-
	$26,846,763	$17,684,121

Growth Fund	2012	2011
Ordinary income[2]	$863,127	$1,286,896
	$863,127	$1,286,896

Developing World Fund	2012	2011
Ordinary income[2]	$12,737	$-
	$12,737	$-

1 Long-term capital gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.
2 By policy, the Growth and Developing World Funds seek to avoid paying income dividends.

Annual Report   May 31, 2012   |   27

Notes To Financial Statements (continued)

The cost basis of investments for federal income tax purposes at May 31, 2012, was as follows:

	Income Fund	Growth Fund	Developing World Fund
Cost of investments	$962,190,861	$1,513,039,283	$11,375,882
Gross unrealized appreciation	$237,354,161	$605,706,962	$942,693
Gross unrealized depreciation	$(44,257,568)	$(120,234,458)	$(1,212,428)
Net unrealized appreciation (depreciation)	$193,096,593	$485,472,504	$(269,735)

As of May 31, 2012, the components of distributable earnings on a tax basis were as follows:

Income Fund
Undistributed ordinary income	$514,459
Tax accumulated earnings	$514,459
Accumulated capital gains	$256,708
Other accumulated losses	$(478)
Unrealized appreciation	$193,096,593
Total accumulated earnings	$193,867,282

Growth Fund
Undistributed ordinary income	$3,955,646
Tax accumulated earnings	$3,955,646
Accumulated capital losses	$(6,474,869)
Unrealized appreciation	$485,472,504
Total accumulated earnings	$482,953,281

Developing World Fund
Accumulated capital and other losses	$(454,672)
Unrealized depreciation	$(269,735)
Other unrealized gains	$5,984
Total accumulated earnings	$(718,423)

Note 5 — Federal Income Taxes

At May 31, 2012 the Funds had the following capital loss carryforwards, subject to regulation. Prior to their expiration, such loss carryforwards may be used to offset future net capital gains realized for federal income tax purposes.

	Income Fund	Growth Fund	Developing World Fund
Capital loss carryforwards expiring 2018	$-	$1,658,283	$-
Capital loss carryforwards expiring 2019	$-	$4,816,586	$19,458
Short term loss carryforwards unlimited expiration	$-	$-	$80,819
Long term loss carryforwards unlimited expiration	$-	$-	$23,299
Post-October loss deferral[1]	$478	$-	$331,096

1 Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of a fund's next taxable year.

	Income Fund	Growth Fund	Developing World Fund
Utilized Capital loss carryforward expiring 2017	$374,968	$5,052,143	$-
Utilized Capital loss carryforward expiring 2018	$8,178,000	$6,391,262	$-
Utilized Capital loss carryforward expiring 2019	$4,556,243	$-	$-
Total Capital loss carryforward utilized at May 31, 2012	$13,109,211	$11,443,405	$-

Note 6 — Investments

During the year ended May 31, 2012, the Funds purchased and sold the following amounts of securities.

	Purchases	Sales
Income Fund	$38,434,732	$105,269,950
Growth Fund	$255,298,419	$222,086,400
Developing World Fund	$4,536,817	$1,069,006

Note 7 — Custodian

Under agreements in place with the Trust's custodian, BNY Mellon, custody fees are reduced by credits for cash balances. For the year ended May 31, 2012, such reductions amounted to $59,561 for the Income Fund; $93,621 for the Growth Fund; and $3,971 for the Developing World Fund.

Note 8 — Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions during the period that materially impacted the amounts or disclosures in the Funds' financial statements.

28   |   Annual Report   May 31, 2012

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Amana Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities of Amana Income Fund, Amana Growth Fund, and Amana Developing World Fund, each a series of Amana Mutual Funds Trust (the "Trust"), including the schedules of investments, as of May 31, 2012, and for the Amana Income Fund and Amana Growth Fund, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended; and for the Amana Developing World Fund, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and for the period September 28, 2009 (commencement of operations) to May 31, 2010. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Amana Income Fund, Amana Growth Fund, and Amana Developing World Fund, as of May 31, 2012, the results of their operations for the year then ended, the changes in their net assets, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
July 25, 2012

(graphic omitted)
Tait, Weller & Baker LLP

Annual Report   May 31, 2012   |   29

Except for this legend, this page has been intentionally left blank.

30   |   Annual Report   May 31, 2012

Expenses (unaudited)

All mutual funds have operating expenses. As an Amana Mutual Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. All mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Amana Funds, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees, exchange fees, or fees related to Saturna Individual Retirement Accounts. However, to discourage speculation, you may incur a 2% redemption fee for shares held less than 90 calendar days. You may incur fees related to extra services requested by you for your account, such as a checkbook to use for redemptions or bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following examples are based on an investment of $1,000 invested at the beginning of the semi-annual period and held for six months (December 1, 2011, to May 31, 2012).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds also charge the following fees for extra services rendered on request, which you may need to add to determine your total expenses: $10 per checkbook, $25 per domestic bank wire, $35 per international bank wire, or overnight courier delivery charges.

Hypothetical Example For Comparison Purposes

The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees (there are no fees on Saturna IRAs, ESAs, or HSAs with the Amana Funds), and charges for extra services such as check writing and bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees (note that the Amana Funds do not assess any such transactional costs, with the exception of the 2% redemption fee on shares held less than 90 calendar days). Therefore, the "Hypothetical" line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [December 1, 2011]	Ending Account Value [May 31, 2012]	Expenses Paid During Period[1]	Annualized Expense Ratio
Income Fund
Actual	$1,000.00	$1,018.30	$6.07	1.20%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.05	$6.07	1.20%

Growth Fund
Actual	$1,000.00	$1,041.10	$5.73	1.12%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.45	$5.67	1.12%

Developing World Fund
Actual	$1,000.00	$971.30	$8.10	1.64%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.85	$8.29	1.64%

1 Expenses are equal to annualized expense ratios indicated above (based on the most recent semi-annual period of December 1, 2011, through May 31, 2012), multiplied by the average account value over the period, and multiplied by 183/365 to reflect the semi-annual period.

Annual Report   May 31, 2012   |   31

Trustees and Officers

Name (Age) and Address		Position(s) Held with Trust & Number of Saturna Fund Portfolios Overseen	Principal Occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee
INDEPENDENT TRUSTEES
(graphic omitted)	Talat M. Othman (76) 1300 N. State Street Bellingham, WA 98225	Chairman, Trustee (since 2001); Three	Chairman, CEO, Grove Financial, Inc. (financial services)	None
(graphic omitted)	Iqbal Unus, PhD (68) 1300 N. State Stree Bellingham, WA 98225	Trustee (since 1988); Three	Adviser, The Fairfax Institute; previously Dean of Students/Registrar, School of Islamic and Social Sciences	None
(graphic omitted)	Miles K. Davis, PhD (52) 1300 N. State Street Bellingham, WA 98225	Trustee (since 2008); Three	Dean and George Edward Durell Chair of Management, Harry F. Byrd, Jr. School of Business, Shenandoah University; Associate Professor of Management/Director of the Institute for Entrepreneurship, Shenandoah University	None
(graphic omitted)	M. Yaqub Mirza, PhD (65) 1300 N. State Street Bellingham, WA 98225	Trustee (since 2009); Three	CEO, Sterling Management Group, Inc.	None
(graphic omitted)	Ronald H. Fielding MA, MBA, CFA (63) 1300 N. State Street Bellingham, WA 98225	Trustee (since 2012); Ten	Retired (2009);Senior Vice President & Portfolio Manager, OppenheimerFunds Rochester Division	Saturna Investment Trust; ICI Mutual Insurance Company

32   |   Annual Report   May 31, 2012

Trustees and Officers (continued)

Name (Age) and Address		Position(s) Held with Trust & Number of Saturna Fund Portfolios Overseen	Principal Occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee
INTERESTED TRUSTEE
(graphic omitted)	Nicholas F. Kaiser, CFA (66) 1300 N. State Street Bellingham, WA 98225	President and Trustee[1] (since 1989); Ten	Chairman, Saturna Capital Corporation (the Trust's investment adviser)	Saturna Investment Trust
OFFICERS WHO ARE NOT TRUSTEES
(graphic omitted)	Jane Carten MBA (37) 1300 N. State Street Bellingham, WA 98225	Vice President (since 2012); N/A	President and Director, Saturna Capital Corporation	N/A
(graphic omitted)	Christopher R. Fankhauser (40) 1300 N. State Street Bellingham, WA 98225	Treasurer[1] (since 2002) and Chief Compliance Officer[1] (since 2012); N/A	Chief Operations Officer and Chief Compliance Officer, Saturna Capital Corporation	N/A
(graphic omitted)	Ethel B. Bartolome (39) 1300 N. State Street Bellingham, WA 98225	Secretary[1] (since 2003); N/A	Corporate Administrator, Saturna Capital Corporation	N/A

Term of Office: Trustees serve for the lifetime of the Trust or until death, resignation, removal, or non re-election by the shareowners. Officers serve one-year terms subject to annual reappointment by the trustees.

Amana's Statement of Additional Information, available without charge by calling Saturna Capital Corporation at 800/SATURNA, includes additional information about Trustees. As of May 31, 2012, officers and trustees (plus affiliated entities, such as Saturna Capital Corporation), as a group, owned 0.18%, 0.09% and 5.12% of the outstanding shares of the Income Fund, Growth Fund, and Developing World Fund respectively.

During the year ended May 31, 2012, the Independent Trustees were each paid by the Trust: (1) $8,000 annual retainer plus $1,000 per board meeting attended (in person or by phone), plus reimbursement of travel expenses; (2) $250 for committee meetings; and (3) $500 per quarter for serving as chairman of the board or any committee. As of May 31, 2012, all Independent Trustees owned shares in one or more Amana Funds.

Mr. Kaiser is an Interested Trustee by reason of his positions with the Trust's adviser (Saturna Capital Corporation) and underwriter (Saturna Brokerage Services), and is the primary manager of the Trust's portfolios. He is paid by Saturna Capital a salary, plus a bonus for each month an Amana portfolio earns a 4 or 5 star rating from Morningstar (see pages 2 and 4). The officers are paid by Saturna Capital and not the Trust. As of May 31, 2012, all Saturna Capital employees listed above as officers owned shares in one or more of the Amana funds, with Mr. Kaiser owning (directly or indirectly) $3.9 million.

1Holds the same position with Saturna Investment Trust.

Annual Report   May 31, 2012   |   33

Except for this legend, this page has been intentionally left blank.

34   |   Annual Report   May 31, 2012

Availability of Amana Portfolio Information

  The Amana Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.
  The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and at www.amanafunds.com.
  The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800/SEC-0330.
  The Funds make a complete schedule of portfolio holdings after the end of each month available at www.amanafunds.com.

Availability of Proxy Voting Information

  A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-888/73-AMANA; (b) on the Funds' website at www.amanafunds.com; and (c) on the SEC's website at www.sec.gov.
  Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-888/73-AMANA; (b) on the Funds' website at www.amanafunds.com; and (c) on the SEC's website at www.sec.gov.

Privacy Statement

At Saturna Capital, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareholder reports, and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800/SATURNA (1-800-728-8762)

Householding Policy

To reduce expenses, we may mail only one copy of the Funds' prospectus, each annual and semi-annual report, and proxy statements, when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 888/73-AMANA or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 888/73-AMANA or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Annual Report   May 31, 2012   |   35

Amana Mutual Funds Trust began operations in 1986. Saturna Capital Corporation, with extensive experience in mutual funds, invests the Trust's portfolios and handles daily operations under supervision of Amana's Board of Trustees.

1300 N. State Street
Bellingham, WA 98225
1-800/728-8762
Daily prices at 1-888/73-AMANA
www.amanafunds.com

Investment Adviser and Administrator	Saturna Capital Corporation Bellingham, WA
Custodian	BNY Mellon Brooklyn, NY
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Philadelphia, PA
Legal Counsel	K & L Gates LLP Washington, DC

This report is for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus or summary prospectus.

2. Code of Ethics

Registrant has adopted a code of ethics, which is included with this submission as Exhibit (a)(1) and posted on the Fund's' Internet website at www.amanafunds.com. Requests may also be made via telephone at 1-800/728-8762, and will be processed within one business day of receiving such request.

3. Audit Committee Financial Expert

(a)(1)(i) The Trustees of Amana Mutual Funds Trust determined, at their quarterly meeting of June 12, 2003, that the Trust shall have at least one audit committee financial expert serving on its Audit & Compliance Committee.

(a)(2) Mr. Ron Fielding, independent Trustee (as defined for investment companies), presently serves as financial expert.

4. Principal Accountant Fees and Services

(a) Audit Fees

For the fiscal years ending May 31, 2011, and 2012, the aggregate audit fees billed for professional services rendered by the principal accountant were $56,000 and $56,000, respectively.

(b) Audit-Related Fees

There were no fees billed by the principal accountant for assurance and related services that were not included under paragraph (a) for the fiscal years ending May 31, 2011, and 2012.

(c) Tax Fees

For the fiscal years ending May 31, 2011 and 2012, the aggregate tax fees billed for professional tax preparation services rendered by the principal accountant were $10,200 and $10,200 respectively.

(d) All Other Fees

There were no other fees billed by the principal accountant for the fiscal years ending May 31, 2011, and 2012.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The following is an excerpt from the Amana Mutual Funds Trust Audit & Compliance Committee Charter:

D. Oversight of Independent Auditors

3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee's prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an "Adviser Affiliate") where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

(e)(2) Percentages of Services
One hundred percent of the services described in each of paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate nonaudit fees

For the fiscal years ending May 31, 2011, and 2012, the aggregate nonaudit fees billed for professional tax preparation services rendered by the principal accountant to Amana Mutual Funds Trust were $10,200 and $10,200 respectively. For the fiscal years ending June 30, 2011, and 2012, the aggregate nonaudit fees billed for professional tax preparation services rendered by the principal accountant to Saturna Capital Corporation (and subsidiaries), the investment adviser and distributor for Amana Mutual Funds Trust, were not material and not specified separately.

(h) Not applicable.

5. Audit Committee of Listed Registrants

Not applicable.

6. Investments

The schedule of Investments is fully answered in Item 1.

7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

10. Submission of Matters to a Vote of Security Holders

Not applicable.

11. Controls and Procedures

Internal control over financial reporting is under the supervision of the principal executive and financial officers. On June 11, 2012, Mr. Nicholas Kaiser (President) and Mr. Christopher Fankhauser (Treasurer and Chief Compliance Officer), reviewed the internal control procedures for Amana Mutual Funds Trust and found them reasonable and adequate.

12. Exhibits

(a)(1) Code of Ethics.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMANA MUTUAL FUNDS TRUST

By:
/s/ Nicholas Kaiser
President
July 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Nicholas Kaiser
President
July 30, 2012

By:
/s/ Christopher Fankhauser
Treasurer and Chief Compliance Officer
July 30, 2012